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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                        January 8, 1998 (January 7, 1998)
                      -------------------------------------

                                  PHYCOR, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Tennessee                       0-19786                     62-13344801
     ---------------                --------------               ---------------
     (State or Other               (Commission File             (I.R.S. Employer
     Jurisdiction of                 Number)                      Identification
     Incorporation)                                                      Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
                       ----------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
                       ----------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5. OTHER EVENTS.

                  The Board of Directors of each of PhyCor, Inc., a Tennessee corporation, and MedPartners, Inc., a Delaware corporation, have determined that it is in the best interests of their respective companies and shareholders to terminate the Plan and Agreement of Merger, dated as of October 29, 1997, between the parties (the "Merger Agreement").

                  The press release announcing the termination of the Merger Agreement and the transactions contemplated thereby is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)  Financial Statements of Business Acquired.

                               None required

                  (b)  Pro Forma Financial Information.

                               None required

                  (c)  Exhibits.

                       99 Form of press release issued by the Registrant in connection with the termination of the Merger Agreement







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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PHYCOR, INC.


                                  By: /s/ N. Carolyn Forehand, Esq.
                                      ---------------------------------
                                        N. Carolyn Forehand, Esq.
                                        Vice President



Date: January 8, 1998






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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION OF EXHIBITS
-------     -----------------------
  99    --  Form of press release issued by the Registrant in connection with the termination of the Merger Agreement








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